Earnings per share (Tables)	12 Months Ended
Dec. 31, 2021
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Summary of Basic Earnings Per Share

	2021	2020	2019

Net result attributable to owners of Aegon N.V.	1,980	(146)	1,235

Coupons on perpetual securities	(39)	(38)	(88)
Net result attributable to owners for basic earnings per share calculation	1,941	(184)	1,148

Net result attributable to common shareholders	1,928	(182)	1,140

Net result attributable to common shareholders B	13	(1)	8

Weighted average number of common shares outstanding (in million)	2,043	2,044	2,042

Weighted average number of common shares B outstanding (in million)	559	561	572

Basic earnings per common share (EUR per share)	0.94	(0.09)	0.56

Basic earnings per common share B (EUR per share)	0.02	-	0.01